Exhibit 99.2

Ingevity Announces Agreement to Acquire Georgia - Pacific’s Pine Chemicals Business August 23, 2017

Disclaimer

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements generally include the words "may," "could," "should," "believes," "plans," "intends," "targets," "will," "expects," "suggests," "anticipates," "outlook," "continues," "forecast," "prospect," "potential" or similar expressions. Forward-looking statements may include, without limitation, expected financial positions, results of operations and cash flows; financing plans; business strategies and expectations; operating plans; synergies and the potential benefits of the acquisition of Georgia-Pacific's pine chemicals business; the anticipated timing of the closing of the acquisition; capital and other expenditures; competitive positions; growth opportunities for existing products; benefits from new technology and cost-reduction initiatives, plans and objectives; and markets for securities. Like other businesses, Ingevity is subject to risks and uncertainties that could cause its actual results to differ materially from its expectations or that could cause other forward-looking statements to prove incorrect. Factors that could cause actual results to materially differ from those contained in the forward-looking statements, or that could cause other forward-looking statements to prove incorrect, include, without limitation, risks related to the satisfaction of the conditions to closing the acquisition (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, risks that the expected benefits from the proposed acquisition will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; significant transaction costs; unknown or understated liabilities; general economic and financial conditions; international sales and operations; currency exchange rates and currency devaluation; compliance with U.S. and foreign regulations; attracting and retaining key personnel; conditions in the automotive market or adoption of alternative technologies; worldwide air quality standards; government infrastructure spending; declining volumes in the printing inks market; the limited supply of crude tall oil ("CTO"); lack of access to sufficient CTO; access to and pricing of raw materials; competition from producers of substitute products and new technologies; a prolonged period of low energy prices; the provision of services by third parties at several facilities; natural disasters, such as hurricanes, winter or tropical storms, earthquakes, floods, fires; other unanticipated problems such as labor difficulties including renewal of collective bargaining agreements, equipment failure or unscheduled maintenance and repair; protection of intellectual property and proprietary information; information technology security risks; government policies and regulations, including, but not limited to, those affecting the environment, climate change, tax policies and the chemicals industry; and lawsuits arising out of environmental damage or personal injuries associated with chemical or other manufacturing processes. These and other important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document are and will be more particularly described in our filings with the U.S. Securities and Exchange Commission, including our Form 10-K for the year ended December 31, 2016 and our other periodic filings. Readers are cautioned not to place undue reliance on Ingevity's projections and forward-looking statements, which speak only as the date thereof. Ingevity undertakes no obligation to publicly release any revision to the projections and forward-looking statements contained in this presentation, or to update them to reflect events or circumstances occurring after the date of this presentation. The financial results for Georgia-Pacific's pine chemicals business in this presentation have been derived from unaudited financial records prepared by Georgia-Pacific, without adjustment to conform to the accounting policies and methodologies used by Ingevity. Neither Georgia-Pacific's, nor Ingevity's auditors, have audited, reviewed, compiled or performed any procedures with respect to the financial results of Georgia-Pacific's pine chemicals business. The accounting policies and methodologies used by Georgia-Pacific's pine chemicals business differ in certain respects from those used by Ingevity. The audited financial statements of Georgia-Pacific's pine chemicals business will be delivered to Ingevity prior to closing condition. The actual audited results of Georgia-Pacific's pine chemicals business therefore may differ from those provided herein due to the completion of the financial closing and auditing procedures under U.S. GAAP, application of financial adjustments, and other developments.

Non-GAAP Financial Measures

This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided within the Appendix to this presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided.

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Transaction Overview

Business Profile	▪ Georgia-Pacific's pine chemicals business manufactures and sells pine-based tall oil fatty acids, tall oil rosin, and tall oil rosin esters ▪ Used in adhesives, cleaners, paints and other coatings, inks, metalworking, mining, oilfield, packaging and rubber ▪ Est. LTM 6/30/17[(1)]: Sales of $105 million; pro forma EBITDA of $31 million ▪ Site in Crossett, Ark.; business employs approximately 70 people ▪ Closing subject to regulatory and other approvals; anticipated late 2017
Transaction Value	▪ Purchase price of $315 million ▪ Expected EPS accretive in year one ▪ Targeted net synergies of approximately $11 million, representing about 10 percent of sales ▪ 10.2x 2017E EBITDA excluding synergies and 7.5x 2017E EBITDA including run-rate synergies ▪ Including estimated present value of meaningful tax benefits, purchase price represents $265 million, or 6.3x 2017E EBITDA including run-rate synergies
Financing / Balance Sheet Impact	▪ Attractive, committed debt financing ▪ Increased revolver and term loan capacities ▪ Pro forma Net Leverage after targeted synergies: 2.5x

Source: Company data.

(1) Last twelve month (LTM) sales and earnings before interest, taxes, depreciation and amortization (EBITDA) of Georgia-Pacific's pine chemicals business have been derived from unaudited financial records prepared by Georgia-Pacific, without adjustment to conform to the accounting policies and methodologies used by Ingevity. Refer to the disclaimer on Slide #2 of this presentation for further information regarding these financial measures.

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Strategic Rationale ▪ Acquisition further strengthens Ingevity’s leading position in Performance Chemicals ▪ Business combination adds scale ▪ Highly complementary technology and product offerings ▪ Minimal customer overlap ▪ Additional long - term CTO supply security at market price ▪ Significant value creation with estimated $ 11 million of net synergies, approximately 10 percent of sales ▪ Synergies will be derived from manufacturing optimization and lower logistics costs with minimal capital cost ▪ Post synergies, will enable sustained Performance Chemicals EBITDA margins greater than 20 percent ▪ Management has successfully integrated previous acquisitions; experience operating co - located facilities 4

Acquisition Adds Scale in Performance Chemicals Locations: Three plants provide flexible and more efficient manufacturing network N. Charleston, SC DeRidder, LA Crossett, AR 125 105 (1) LTM sales of Georgia - Pacific's pine chemicals business have been derived from unaudited financial records prepared by Georgia - Pacific , without adjustment to conform to the accounting policies and methodologies used by Ingevity. Refer to the disclaimer on Slide #2 of this presentation for further information regarding this financial measure. 5

The Businesses are Complementary Combined Business Leading Technologies • Pavement - Warm mix asphalt • Agriculture – Lignin - based dispersants • Oilfield – Drilling emulsifiers • Inks – High - quality resins • Adhesives – Lower color • Rubber – Specialty rosins for rubber chemicals • Oilfield – Emulsifiers and fluid loss additives • Broader technology and product platform • Minimal customer redundancy End - Use Markets Asphalt paving; Oil exploration and production; Agrochemicals; Adhesives; Lubricants; Printing inks Cleaners ; Paints and coatings; Metalworking ; Mining; Oilfield; Packaging; Rubber processing • Stronger application expertise in end - use industries • Globalization of Georgia - Pacific technologies Georgia - Pacific Pine Chemicals Business 6

$6M $5M Source: Company data. Logistics Manufacturing Description Target Capital Requirements • Lower transportation costs • Warehousing op timization • Optimize product mix at all sites • Improve yield by maximizing operating rate at most effective sites • Leverage procurement x None None Core Ingevity Competency Total Target $ 11M Expected Full $ 11M Run - Rate Synergies Achieved in Two Years Significant, Highly Achievable Operational Synergies x 7

Highly Attractive Acquisition Financing ▪ Financed with $75 million term loan A increase; balance from revolver ▪ Revolver upsized to $ 550M ▪ Term loan A increase to $375 million ▪ Attractive rates of LIBOR +175 bps ▪ Significant tax asset step - up provides approximately $50 million of NPV (present value of tax step - up) ▪ Significant pro forma cash flow generation facilitates rapid de - leveraging ▪ Management committed to target Net Debt / adjusted EBITDA (1) of 2.0 - 2.5x (1) Please see the appendices at the end of this presentation for Ingevity’s use of non - GAAP financial measures and definitions of those financial measures . 8

Summary ▪ Acquisition adds scale and competitiveness to Performance Chemicals segment ▪ The businesses are complementary ▪ Broader technologies and products; m inimal customer overlap ; n ew geographies for G - P products ▪ Highly achievable, expected net synergies of about $11 million ▪ Lower logistics costs / optimized manufacturing ▪ Attractive debt financing ▪ $550 million revolving credit facility ▪ $375 million term loan ▪ Post synergies, will enable sustained Performance Chemicals EBITDA margins greater than 20 percent ▪ Looking forward to working with great people of Georgia - Pacific to create stronger pine chemicals business! 9

Appendix 10

Non - GAAP Financial Measures Ingevity has presented certain financial measures, defined below, which have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) and has provided a reconciliation to the most directly comparable financial measure calculated in accordance with GAAP. These financial measures are not meant to be considered in isolation or as a substitute for the most directly comparable financial measure calculated in accordance with GAAP. The company believes these non - GAAP measures provide investors, potential investors, securities analysts and others with useful information to evaluate the performance of the business, because such measures, when viewed together with our financial results computed in accordance with GAAP, provide a more complete understanding of the factors and trends affecting our historical financial performance and projected future results. Ingevity uses the following non - GAAP measures: Adjusted earnings (loss) is defined as net income (loss) attributable to Ingevity stockholders plus restructuring and other (income) charges, separation costs, and the income tax expense (benefit) on those items. Diluted adjusted earnings (loss) per share is defined as diluted earnings (loss) per common share attributable to Ingevity stockholders plus restructuring and other (income) charges per share, separation costs per share, and the income tax expense (benefit) per share on those items. Adjusted EBITDA is defined as net income (loss) plus provision for income taxes, interest expense, depreciation and amortization, separation costs and restructuring and other (income) charges. Adjusted EBITDA Margin is defined as Adjusted EBITDA divided by Net Sales Segment EBITDA is defined as segment operating profit plus depreciation and amortization. Segment EBITDA Margin is defined as Segment EBITDA divided by Net Sales. The Company also uses the above financial measures as the primary measures of profitability used by managers of the business and its segments. In addition, the Company believes Adjusted EBITDA, Adjusted EBITDA Margin, Segment EBITDA and Segment EBITDA Margin are useful measures because they exclude the effects of financing and investment activities as well as non - operating activities. These non - GAAP financial measures are not intended to replace the presentation of financial results in accordance with GAAP and investors should consider the limitations associated with these non - GAAP measures, including the potential lack of comparability of these measures from one company to another. Reconciliations of these non - GAAP financial measures are set forth within the following pages.